SCHEDULE 14A INFORMATION
               	Proxy Statement Pursuant to Section 14(a)
                 	of the Securities Exchange Act of 1934

Filed by the Registrant 						             X

Filed by a Party other than the Registrant

Check the appropriate box:
X   Preliminary Proxy Statement

   	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    Definitive Proxy Statement

	   Definitive Additional Materials

    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            	KIEWIT MUTUAL FUND

               	(Name of Registrant as Specified In Its Charter)

  	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X  No fee required.

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   pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


  	4)	Proposed maximum aggregate value of transaction:


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  	Fee paid previously with preliminary materials


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   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                              KIEWIT MUTUAL FUND

                               1000 Kiewit Plaza
                           Omaha, Nebraska  68131-3374

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

                        KIEWIT MONEY MARKET PORTFOLIO
                   KIEWIT SHORT-TERM GOVERNMENT PORTFOLIO
                  KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                         KIEWIT TAX-EXEMPT PORTFOLIO
                            KIEWIT EQUITY PORTFOLIO

                               December 30, 1996

To Shareholders:

	   A Special Meeting of Shareholders of Kiewit Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio, Kiewit Tax-Exempt Portfolio and Kiewit Equity Portfolio (collectively, the "Portfolios") of
Kiewit Mutual Fund (the "Fund") will be held at the offices of the Portfolios' investment advisor, Kiewit Investment Management Corp., 1000 Kiewit Plaza, Omaha, Nebraska 68131-5374 at 10:00 a.m. on December 30, 1996 for the following purposes:

	   The following item is to be voted on ONLY by shareholders of record of Kiewit Money Market Portfolio:

	   1.	To approve or disapprove changes in certain of the
investment limitations of Kiewit Money Market Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

	   The following item is to be voted on ONLY by shareholders of record of Kiewit Short-Term Government Portfolio:

	   2.	To approve or disapprove changes in certain of the
investment limitations of Kiewit Short-Term Government
Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

	   The following item is to be voted on ONLY by shareholders of record of Kiewit Intermediate-Term Bond Portfolio:

	   3.	To approve or disapprove changes in certain of the
investment limitations of Kiewit Intermediate-Term Bond
Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

	   The following item is to be voted on ONLY by shareholders of record of Kiewit Tax-Exempt Portfolio:

	   4.	To approve or disapprove changes in certain of the
investment limitations of Kiewit Tax-Exempt Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

	   The following item is to be voted on ONLY by shareholders of record of Kiewit Equity Portfolio:

	   5.	To approve or disapprove changes in certain of the
investment limitations of Kiewit Equity Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

	   Shareholders of record at the close of business on November 13, 1996 are entitled to vote at the meeting or any adjournment thereof.

					                                By Order of the Board of Trustees


                                     /s/ Kenneth D. Gaskins
                             								KENNETH D. GASKINS
                             								Secretary
_______________, 1996
Omaha, Nebraska

                                	IMPORTANT

Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.



                             KIEWIT MUTUAL FUND

                             1000 Kiewit Plaza
                         Omaha, Nebraska  68131-3374

            PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS OF

                        KIEWIT MONEY MARKET PORTFOLIO
                   KIEWIT SHORT-TERM GOVERNMENT PORTFOLIO
                  KIEWIT INTERMEDIATE-TERM BOND PORTFOLIO
                         KIEWIT TAX-EXEMPT PORTFOLIO
                           KIEWIT EQUITY PORTFOLIO

_______________, 1996


	    The enclosed proxy is solicited by the Board of Trustees of Kiewit Mutual Fund (the "Fund") in connection with a Special
Meeting of Shareholders ("Meeting") of Kiewit Money Market
Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate-Term Bond Portfolio, Kiewit Tax-Exempt Portfolio and Kiewit Equity Portfolio (collectively, the "Portfolios") and any adjournment thereof. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the Meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately ____________, 1996. In the event a quorum is not present in person or by proxy at the Meeting or, if there are insufficient votes to approve a particular proposal, the persons named as proxies will consider the best interests of the shareholders in deciding whether the Meeting should be adjourned.

	    As of the close of business on November 13, 1996, the record date fixed by the Board of Trustees for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Meeting ("Record Date"), 463,523,712.02 shares of the Kiewit Money Market Portfolio, 88,666,389.434 shares of the
Kiewit Short-Term Government Portfolio, 62,106,284.798 shares of the Kiewit Intermediate-Term Bond Portfolio, 71,554,218.825
shares of the Kiewit Tax-Exempt Portfolio and 4,187,975.390 shares of the Kiewit Equity Portfolio were outstanding.
Shareholders of a Portfolio are entitled to vote only on the Proposal that affects that particular Portfolio. Each share is entitled to one vote.

	    The vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), represented at the meeting in person or by proxy, is required for the approval of each proposal ("1940 Act Majority Vote"). A 1940
Act Majority Vote means the vote of (a) at least 67% of the shares of each Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of each Portfolio, whichever is less. Under Delaware law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the Proposals have been approved.
No other business may properly come before the Meeting.

	    The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Portfolios. In addition to solicitations through the mails, the employees of the Fund's investment advisor may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.

PRINCIPAL SHAREHOLDERS

	    The following shareholders beneficially owned more than 5% of the Portfolios' outstanding shares as of the Record Date:

Name & Address                Number of Shares         Percentage
                              Beneficially Owned       of Portfolio

Kiewit Money Market Portfolio:

Kiewit Construction Company
1000 Kiewit Plaza
Omaha, NE  68131                109,611,549.370           23.647%

MFS Communications Company
Contact:  Jeff Pinkerman
3555 Farnam Street
Omaha, NE  68131                 50,843,382.020           10.969%

Kiewit Diversified Holdings Inc.
1000 Kiewit Plaza
Omaha, NE  68131                 38,093,222.980            8.218%

                   				TOTAL    198,548,154.37            42.834%



Kiewit Short-Term Government
Portfolio:

Peter Kiewit Sons' Co.
1000 Kiewit Plaza
Omaha, NE  68131                 25,090,905.176           28.298%

Kiewit Coal Properties Inc.
1000 Kiewit Plaza
Omaha, NE  68131                 15,420,261.681           17.391%

Kiewit Diversified Group Inc.
1000 Kiewit Plaza
Omaha, NE  68131                  7,694,141.026            8.678%

Kiewit Diversified Holdings Inc.
1000 Kiewit Plaza
Omaha, NE  68131                  6,151,967.627            6.938%

Bank of America NT&SA as
Collateral Agt
FBO Secured Parties
1000 Kiewit Plaza
Omaha, NE  68131                  5,688,148.999            6.415%

Continental Holdings Inc.
1000 Kiewit Plaza
Omaha, NE  68131                  5,129,729.842            5.785%

Peter Kiewit Sons', Inc.
1000 Kiewit Plaza
Omaha, NE  68131                  5,037,004.014            5.681%

Northern Trust Company Trste
For Continental Kiewit Inc.
Pension Plan
Attn.:  Curtis Pence
P.O. Box 92956
Chicago, IL  60675-2956           4,697,674.480            5.298%

California Corridor Constructors
A Joint Venture
1000 Kiewit Plaza
Omaha, NE  68131                  4,497,071.614            5.072%

                   				TOTAL     79,406,901.459           89.556%



Kiewit Intermediate-Term Bond
Portfolio:

Continental Holdings Inc.
1000 Kiewit Plaza
Omaha, NE  68131                 15,579,676.496           25.086%

Peter Kiewit Sons' Co.
1000 Kiewit Plaza
Omaha, NE  68131                 15,507,162.226           24.969%

Decker Coal Reclamation
1000 Kiewit Plaza
Omaha, NE  68131                  7,961,449.288           12.819%

Northern Trust Company Trste
For Continental Kiewit Inc.
Pension Plan
Attn.:  Curtis Pence
P.O. Box 92956
Chicago, IL  60675-2956           7,907,000.432           12.731%

Kiewit Diversified Holdings Inc.
1000 Kiewit Plaza
Omaha, NE  68131                  6,187,083.960            9.962%

Gilbert Texas Construction Corp.
1000 Kiewit Plaza
Omaha, NE  68131                  4,695,557.299            7.561%

                   				TOTAL     57,837,929.701           93.128%


Kiewit Tax-Exempt Portfolio:

KMI Continental Lease 1, Inc.
1000 Kiewit Plaza
Omaha, NE  68131                 67,180,839.530           93.888%

Global Surety & Insurance Co.
1000 Kiewit Plaza
Omaha, NE  68131                  4,306,303.123            6.018%

                   				TOTAL     71,487,142.653           99.906%



Kiewit Equity Portfolio:

Northern Trust Company Trste
For Continental Kiewit Inc.
Pension Plan
Attn.:  Curtis Pence
P.O. Box 92956
Chicago, IL  60675-2956           1,358,026.632           32.427%

Decker Coal Reclamation
1000 Kiewit Plaza
Omaha, NE  68131                  1,016,208.196           24.265%

Wilmington Trust Co. Trste
For Kiewit Construction Group
Ret Svgs P1 A/C 33985-3
1100 North Market Street
Wilmington, DE  19890               937,858.742           22.394%

Kiewit Diversified Group Inc.
1000 Kiewit Plaza
Omaha, NE  68131                    355,837.189            8.497%

Wilmington Trust Co. Trste
for Decker Coal Company Pension Plan
U/A/D 6/1/95
Act 348030
1100 North Market Street
Wilmington, DE  19890               269,758.073            6.441%

                      			TOTAL    3,937,688.832           94.024%



	    As of the Record Date, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Portfolios' outstanding shares.


PROPOSAL NOS. 1-5:	APPROVAL OR DISAPPROVAL OF CHANGES IN THE PORTFOLIOS'
                   INVESTMENT LIMITATIONS

	    The Board of Trustees of the Fund has approved the adoption of certain changes in the Portfolios' investment limitations to permit each of the Portfolios to invest all of its investable assets ("Assets") in shares of a corresponding series of KIEWIT INVESTMENT TRUST (the "Trust"), an open-end, management investment company to be registered under the Investment Company
Act of 1940 (the "1940 Act") that issues series of shares having the same investment objective, policies and limitations as each of the Portfolios (individually and collectively, the "Series"). The proposed changes to the investment limitations of the Portfolios are subject to approval by the Portfolios' shareholders. Specifically, if Proposal No. 1 is approved, the Kiewit Money Market Portfolio intends to invest all of its Assets in the Money Market Series of the Trust. If Proposal No. 2 is approved, the Kiewit Short-
Term Government Portfolio intends to invest all of its Assets in the Short-
Term Government Series of the Trust.  If Proposal No. 3 is approved, the
Kiewit Intermediate-Term Bond Portfolio intends to invest all of its Assets in the Intermediate-Term Bond Series of the Trust. If Proposal No. 4 is approved, the Kiewit Tax-Exempt Portfolio intends to invest all of its Assets in the Tax-Exempt Series of the Trust. If Proposal No. 5 is approved, the Kiewit Equity Portfolio intends to invest all of its Assets in the Kiewit
Equity Series of the Trust.

	    The same persons who serve as officers and trustees of the Fund also serve the Trust in identical capacities. The mailing address and telephone number of the Trust are the same as that of the Fund. Kiewit Investment Management Corp. ("KIM"), the current investment advisor to each of the Portfolios, is the investment advisor to each Series of the Trust and is located at 1000 Kiewit Plaza, Omaha, Nebraska 68131-5374.

Proposed Changes to Investment Limitations

	    Certain investment limitations of the Portfolios would prohibit the Portfolios from investing their assets in the corresponding Series of the Trust. For example, one of these limitations currently provides that the Portfolios may not invest in other investment companies. It is proposed that the limitations be revised to exclude from their scope an investment in an open-end, management investment company or a series thereof with the same objectives, policies and limitations as the Portfolios. (See "Specific Changes" on page 13.)

	    If the proposed changes in the investment limitations are approved by the respective Portfolios' shareholders, the Board of Trustees of the Fund intends to invest the Assets of each Portfolio in a corresponding Series on a continuing basis. Each Portfolio will transfer its Assets to the corresponding Series in exchange for shares of beneficial interest in that Series having the same dollar value as the Assets transferred. Each Series will be managed in the same manner as each Portfolio is currently managed.
KIM, the current investment advisor of the Portfolios, is the investment advisor of the Series. Accordingly, by investing in a Series, each Portfolio intends to continue to pursue its present investment objective in substantially the same manner as it does currently, except that it would pursue that objective through its investment in the corresponding Series rather than through direct investments in the securities of each issuer. Each Series of the Trust intends to invest its monies in the same types of securities, subject to the same policies and limitations, and under the same management as each corresponding Portfolio. Inasmuch as the assets of a Portfolio would be directly invested in a portfolio of similar securities, the trustees of the Fund believe there are no material risks of investing in a Series that are different from those to which shareholders of the Portfolios are currently subject.

	    A Portfolio may redeem all or a portion of its investment in a Series at any time at net asset value thereof if the Board of Trustees of the Fund determines that it is in the best interests of the shareholders of a Portfolio to do so.  In such circumstances, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all of the
Assets of the Portfolio in another pooled investment entity having substantially the same investment objective as the Portfolio, or retention of an investment advisor to manage the Portfolio's Assets in accordance with its investment policies.

	    While the approval of a Series' investors would not be required to change its investment policies, any change in a Series' fundamental investment limitations would require such approval. A Portfolio, as an investor in a Series, will have the right to vote the shares of the Series that it holds. Whenever a Portfolio, as an investor in its corresponding Series, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Trustees of the Fund will then vote the Portfolio's shares in the Series in accordance with the voting instructions received from the Portfolio's shareholders. The Trustees of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgement. Institutional investors that have a greater pro rata ownership interest in the Series than the Portfolio could have effective voting control over operation of the Series.

	    The Trust has its own Board of Trustees which is primarily responsible for the overall management of each Series and for electing officers who are responsible for administering the day-to-day operations of the Fund.

	    Shares in the Fund have no preemptive or conversion rights, and are fully paid and nonassessable. The Fund is not required to hold annual meetings of its investors, but the Fund will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Investors in the Fund have, under certain circumstances (e.g., upon application and submission of certain specified documents to the trustees by a specified number of investors), the right to communicate with other investors in the Fund in connection with requesting a meeting of investors in the Fund for the purpose of removing one or more of the trustees. Investors in the Fund also have the right to remove one or more trustees at any meeting of shareholders by a vote of two-thirds of the outstanding shares. Upon liquidation of the Fund, investors in a Series would be entitled to share pro rata in the net assets of the Series available for distribution to investors.

     If the Proposals are approved, the Portfolios will invest all of their Assets in the corresponding Series, and the Portfolios will no longer require investment advisory services. For this reason, the existing investment advisory agreements between the Fund and KIM with respect to the Portfolios would be terminated. Under the existing investment advisory agreements, KIM also provides certain administrative services that will continue to be provided to the Portfolios after they invest in the corresponding Series. Pursuant to the existing investment advisory agreements, each Portfolio pays KIM a fee at an annual rate of (i) .20% for the Kiewit Money Market Portfolio;
(ii) .30% for the Kiewit Short-Term Government Portfolio; (iii) .40% for the Kiewit Intermediate-Term Bond Portfolio, (iv) .40% for the Kiewit Tax-Exempt Portfolios and (v) .70% for the Kiewit Equity Portfolio., each based on that Portfolio's average net assets. The Board of Trustees of the Fund has approved a new arrangement whereby KIM will provide certain administrative services to each Portfolio pursuant to new administration agreements. Under these agreements, KIM will be compensated for providing administrative services at an annual rate of .02% of the average net assets of each Portfolio. The investment advisory agreement with respect to each Portfolio will terminate and the administration agreement with respect to each Portfolio will take effect at such time as each Portfolio invests its assets in the corresponding Series.

	    The assets of the Series will be managed pursuant to individual investment management agreements with KIM. Under these agreements, KIM will charge each Series an investment management fee equal, on an annual basis, to the following percentages of the Series' average net assets: (i) .20% for the Kiewit Money Market Series; (ii) .30% for the Kiewit Short-Term Government Series; (iii) .30% for the Kiewit Short-Term Government Series; (iv) .40% for the Kiewit Intermediate-Term Bond Series; and (v) .70% for the Kiewit Equity Series. Through June 30, 1997, KIM has agreed to waive all or a portion of its advisory fee and to assume certain expenses that will limit annual operating expenses to not more than the following percentage of the average daily net assets of a Portfolio: Kiewit Money Market Portfolio .20%; Kiewit Short-Term Government Portfolio .30%; Kiewit Intermediate Term Bond Portfolio
 .50%; Kiewit Tax-Exempt Bond Portfolio .50%; and Kiewit Equity Portfolio .80%. KIM reaffirms this agreement, the effect of which is that until June 30,
1997, the rate of the management fees under each new investment management agreement with each Series and the rate of the administration fees under each new administration agreement with each Portfolio, in total, are equal to the rate of each Portfolio's present investment management fees. Although it is KIM's present intention to continue waiving a portion of its fees and to assume expenses after June 30, 1997, it retains the right in its sole discretion to modify or eliminate the waiver of fees or assumption of expenses in the future which would result in higher total fees paid to KIM.

	    The following table shows the anticipated expenses of each of the Portfolios for the Fund's current fiscal year ending June 30, 1997, based on expenses that were incurred during the fiscal year ended June 30, 1996, and a pro forma adjustment thereof assuming that each Portfolio had invested all of its Assets in a corresponding Series for the entire year. With respect to each Portfolio, the pro forma adjustment assumes: (i) that there were no investors in each Series other than the respective Portfolio; and (ii) that the average assets of each Series and Portfolio during the year were the same.



                            	ANTICIPATED EXPENSES
                      	FOR THE YEAR ENDING JUNE 30, 1997

                          							              Pro Forma Expenses
                             	Portfolio
                          	   Only* 	        Portfolio	  Series	    Total
Money Market

Annual Operating Expenses:
 Management Fee	              0.20%	             -   	    0.20%	     0.20%
 Administration Fee            	n/a	           0.02%	      -   	     0.02%
 Other Expenses**	            0.07%	           0.02%	     0.05%	     0.07%
Total Operating Expenses	     0.27%	           0.04%	     0.25%	     0.29%


Short-Term Government

Annual Operating Expenses:
 Management Fee	              0.30%	             -   	    0.30%	     0.30%
 Administration Fee	            n/a	           0.02%	      -   	     0.02%
 Other Expenses**	            0.13%	           0.05%	     0.08%	     0.13%
Total Operating Expenses	     0.43%	           0.07%	     0.38%	     0.45%


Intermediate-Term Bond

Annual Operating Expenses:
 Management Fee	              0.40%	             -   	    0.40%	     0.40%
 Administration Fee	            n/a	           0.02%	       -   	    0.02%
 Other Expenses**	            0.17%           	0.07%	     0.10%	     0.17%
Total Operating Expenses	     0.57%	           0.09%	     0.50%	     0.59%


Tax-Exempt

Annual Operating Expenses:
 Management Fee	              0.40%	             -   	    0.40%	     0.40%
 Administration Fee	            n/a	           0.02%	       -   	    0.02%
 Other Expenses**	            0.14%	           0.05%	     0.09%	     0.14%
Total Operating Expenses	     0.54%	           0.07%	     0.49%	     0.56%


Equity

Annual Operating Expenses:
 Management Fee	              0.70%	             -   	    0.70%	     0.70%
 Administration Fee	            n/a	           0.02%	       -   	    0.02%
 Other Expenses**	            0.35%	           0.12%	     0.23%	     0.35%
Total Operating Expenses	     1.05%	           0.14%	     0.93%	     1.07%


*This column shows the anticipated expenses of each Portfolio for the current fiscal year ending June 30, 1997 absent management fee waivers and assumption of fund expenses by KIM. If the proposed investment by a Portfolio in a Series does not occur for any reason, the Portfolio's total operating expenses for the current fiscal year are expected to be as indicated in this column.

**Other Expenses include fees paid to the Portfolios' administrator, accounting agent, transfer agent and custodian plus legal and auditing fees, filing fees, insurance premiums, and other normal operating expenses for a mutual fund.

Example

Currently, after fee waivers and assumption of expenses by KIM pursuant to its agreement with the Fund (as discussed on page 8), you would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:


                                  1 Year   3 Years   5 Years   10 Years
Money Market                        $2       $6        $11       $26

Short-Term Government               $3       $10       $17       $38

Intermediate-Term Bond              $5       $16       $28       $63

Tax Exempt                          $5       $16       $28       $63

Equity                              $8       $26       $44       $99


You would pay the following expenses on the same investment assuming the proposed investment of the Portfolios' Assets in the corresponding Series of the Trust and the continuation of KIM's fee waiver and expense reimbursement agreement with the fund:

                                 1 Year   3 Years   5 Years   10 Years
Money Market                        $2      $6        $11       $26

Short-Term Government               $3      $10       $17       $38

Intermediate-Term Bond              $5      $16       $28       $63

Tax Exempt                          $5      $16       $28       $63

Equity                              $8      $26       $44       $99

Tax Considerations

	    The transfer of Assets of the Portfolios to the Series is not expected to have any adverse tax effects on the Portfolios. The transfer of a Portfolio's Assets to a Series in exchange for shares of beneficial interest in the Series is, in the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Fund, expected to be a tax-free event, and, therefore, will not result in the recognition of any taxable gain (or loss) to a Portfolio.

	    Each Portfolio has elected, and intends to continue to qualify, to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By a Portfolio distributing all of its income, and to the extent the corresponding Series on behalf of such Portfolio satisfies certain other requirements relating to the sources of its income and diversification of its assets, the Portfolio will not be liable for federal income or excise taxes. Each Series intends to be classified as a partnership for federal income tax purposes and is not expected to be required to pay any federal income or excise taxes. Income and any net capital gain allocated by a Series to a Portfolio will be distributed by the Portfolio to its shareholders, and such distributions will be subject to federal, state and local taxes applicable to the Portfolio's shareholders.

Evaluation by the Trustees

	    The Board of Trustees of the Fund has considered the proposals to change the investment limitations of the Portfolios, as set forth below, so as to enable the Portfolios to invest their Assets in the Series.  The Board's decision is based on the fact that the proposals would entail only a minimal increase, if any, of .02% of a Portfolio's average daily net assets in the rate of fees paid to KIM for its services and the Board's understanding that the level of services provided will not decrease.

	    In addition, if the Trust is successful in attracting other institutional investors in the Series, certain benefits might accrue to the Portfolios which might not otherwise be available. For example, the assets of the Series would be larger than the assets of the Portfolios, thereby enabling the Series to take advantage of investment opportunities not available to smaller pools of assets. These opportunities would include seeking larger block trades at more advantageous prices and participating in securities transactions of larger denominations, thereby reducing the relative amount of certain transaction costs in relation to the total size of the transaction.
In addition, certain operating costs tend to increase at a lower rate than the rate of asset growth and, therefore, if asset growth is achieved a Portfolio should benefit from the cost structure of the Series in which it invests and would be in a position to pass on such benefits to Portfolio shareholders.

	    The Board of Trustees considered the following risks which are attendant to the proposed investment of the Portfolios' Assets in the Series.  While investment in a Series by other institutional investors offers potential benefits to the Series and, through their investment in the Series, the
Portfolios also, institutional investment in the Series also entails the risk that economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Series.  Also, if an institutional investor were to redeem its interest in a Series, the remaining investors in that Series could experience higher pro rata operating expenses, thereby producing lower returns, and the Series' security holdings may become less diverse, resulting in increased risk.  Institutional investors that have a greater pro rata ownership interest in a Series than the corresponding
Portfolio could have effective voting control over the operation of the
Series.

	    Further, if a Series changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Portfolio and the shareholders of the Portfolio fail to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Series and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost.  A withdrawal by a Portfolio of its investment in the corresponding Series could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio.  Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions.  In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.  The Board also considered the inherent market and credit risks associated with investments in the Series and believes that investment in the Series involves the same inherent market and credit risks as are now associated with the Portfolios' direct investment in securities.

	    Finally, the Portfolios' investment in the shares of a registered investment company such as the Trust is relatively new and results in certain operational and other complexities. However, the Board believes that the benefits to be gained by shareholders outweigh the additional complexities and the risks attendant to such investment.

	    Accordingly, the Board of Trustees of the Fund, including the trustees who are not "interested persons" of the Fund, as defined by the 1940 Act, decided that it would be in the best interests of the Portfolios and their shareholders to change certain of the Portfolios' fundamental investment limitations, as outlined below, to permit investment of the Portfolios' Assets in the Series.

Specific Changes

	    The following investment limitations, which are numbered as they appear in the Statement of Additional Information relating to the Portfolios, are proposed to be changed with respect to the Portfolios.

	    Under the current investment limitations, the Portfolios will not:

	    1. As to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer, provided that this restriction applies to 100% of the total assets of the Kiewit Money Market Portfolio;

	    4.  Invest more than 15% of the value of the Portfolio's total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

	    5.  Invest its assets in securities of any investment company in excess of the limits set forth in the Investment Company Act of 1940 (the "1940 Act")
and rules thereunder, except in connection with a merger, acquisition of assets, consolidation or reorganization;

	    6. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

	    Each of the foregoing investment limitations is proposed to be changed so that each Portfolio would be permitted to invest all or substantially all of its assets in another registered open-end investment company having the same investment objective, policies and limitations as the Portfolio. If the shareholders vote to approve these changes, the effect will be that the investment limitations described in (1), (4), (5) and (6) above will not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as a Series of the Trust.

	    Because the foregoing investment limitations are fundamental policies of the Fund, approval of these changes requires a 1940 Act Majority Vote.

	         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL
             	OF PROPOSAL NOS. 1-5 TO CHANGE THE PORTFOLIOS'
                	INVESTMENT LIMITATIONS AS DESCRIBED ABOVE


OTHER MATTERS

Other Information

	    Rodney Square Management Corporation ("Rodney Square") serves as the administrator, accounting services, dividend disbursing and transfer agent for each Portfolio and is located at Rodney Square North, 1100 North Market
Street, Wilmington, Delaware 19890. The Fund has entered into a distribution agreement with Rodney Square Distributors ("RSD"), a wholly-owned subsidiary of Wilmington Trust Company, pursuant to which RSD is responsible for supervising the sale of each series of shares of the Fund. Treasury
Strategies, Inc. ("TSI"), 309 W. Washington, Suite 1300, Chicago, IL 60606, serves as sub-administrator to the Fund specifically to render advice regarding the performance of the Fund's advisor and third party servicing agents and professionals.

Shareholder Reports

	    The most recent Annual Report for the Fund is available at no cost to shareholders of the Portfolios upon request by contacting the Fund at 1000
Kiewit Plaza, Omaha, Nebraska 68131-3374 or returning the enclosed postage-paid card.

Shareholder Proposals

	    Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Fund, at 1000 Kiewit Plaza, Omaha, Nebraska 68131-3374. Ordinarily, the Fund does not hold annual shareholder meetings.

                        						By Order of the Board of Trustees


                              /s/ Kenneth D. Gaskins
                        						KENNETH D. GASKINS
                        						Secretary
_______________, 1996


BY SIGNING AND DATING THE BACK OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                           	KIEWIT MUTUAL FUND
            	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - 1996

	    The undersigned hereby constitutes and appoints Kenneth D. Gaskins and Denise Treska, or either of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the special meeting of shareholders of Kiewit Money Market Portfolio, Kiewit Short-Term Government Portfolio, Kiewit Intermediate Term Portfolio, Kiewit Tax-Exempt Portfolio and Kiewit Equity Portfolio of Kiewit Mutual Fund to be held at 1000 Kiewit Plaza, Omaha,
Nebraska on the 30th day of December 1996 at 10 a.m. C.S.T., or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

	    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS 1, 2, 3, 4 AND 5. IF NO CHOICE IS SPECIFIED, THEY WILL BE
VOTED TO APPROVE EACH PROPOSAL.  PLEASE REFER TO THE PROXY STATEMENT
DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

1.	 For shareholders of Kiewit Money Market Portfolio:  To approve changes in certain of the investment limitations of Kiewit Money
Market Portfolio to permit it to invest all of its assets in an open-end management investment company having the same investment objective, policies and limitations as the Portfolio.
		         FOR	____ 			    AGAINST ____	 		   ABSTAIN	____

2.	 For shareholders of Kiewit Short-Term Government Portfolio only:
To approve changes in certain of the investment limitations of
Kiewit Short-Term Government Portfolio to permit it to invest all of its assets in an open-end management investment company having the same investment objective, policies and limitations as the
Portfolio.
		         FOR ____   	 			AGAINST ____	 		   ABSTAIN ____

3.	 For shareholders of Kiewit Intermediate-Term Bond Portfolio only:
To approve changes in certain of the investment limitations of
Kiewit Intermediate-Term Bond Portfolio to permit it to invest all of its assets in an open-end management investment company having the same investment objective, policies and limitations as the
Portfolio.
		         FOR ____	 			   AGAINST ____	 		   ABSTAIN ____

4.	 For shareholders of Kiewit Tax-Exempt Portfolio only:  To approve changes in certain of the investment limitations of Kiewit Tax-
Exempt Portfolio to permit it to invest all of its assets in an open-end management investment company having the same investment objective, policies and limitations as the Portfolio.
		         FOR ____	    			AGAINST ____	 		   ABSTAIN ____

5.	 For shareholders of Kiewit Equity Portfolio only:  To approve changes in certain of the investment limitations of Kiewit Equity
Portfolio to permit it to invest all of its assets in an open-end management investment company having the same investment
objective, policies and limitations as the Portfolio.
		         FOR ____	 			   AGAINST ____	 		  ABSTAIN ____



--------------------     --------------------------     -------------------
SIGNATURE		              SIGNATURE (JOINT OWNER)	       DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.



                     STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 One Commerce Square
                            Philadelphia, PA  19103
                                  (215) 564-8000

Direct Dial:  (215) 564-8047

                              November 21, 1996


FILED via EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:    Kiewit Mutual Fund
              Kiewit Money Market Portfolio
              Kiewit Short-Term Government Portfolio
              Kiewit Intermediate-Term Bond Portfolio
              Kiewit Tax-Exempt Portfolio
              Kiewit Equity Portfolio
              (collectively, the "Portfolios")
            File Nos. 33-84762 and 811-8648
            Preliminary Proxy Material

Gentlemen:

     Pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, submitted electronically via the EDGAR system, is a preliminary copy of the proxy statement and form of proxy to be furnished to shareholders of the above-referenced Portfolios of Kiewit Mutual Fund (the "Fund") in connection with a special meeting of the Portfolios' shareholders to be held on December 30, 1996. It is expected that the definitive proxy material will be mailed to shareholders on or about December 2, 1996.

     At the special meeting, shareholders of each Portfolio will vote to approve or disapprove changes in certain of the investment limitations of the Portfolio to permit it to invest all of its assets in an open-end, management investment company having the same investment objective, policies and limitations as the Portfolio.

     Please direct questions and comments relating to this filing to me at the above number or, in my absence, to Michael Farrell, Esquire at (215) 564-8095.

                                   Very truly yours,


                                   /s/ Joseph V. Del Raso
                                   Joseph V. Del Raso, Esquire


MVF/djs
Enclosures

cc:  Kenneth D. Gaskins, Esq. (w/encl.)